Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 681,815		¥ 683,763
Withholding individual income taxes for employees	263,845		237,681
EIT payable	3,459,307		3,286,392
Others	132,083		74,999
Total taxes payable	¥ 4,537,050	$ 711,962	¥ 4,282,835